THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION
STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM SUCH REQUIREMENTS.

                            $25,000 PRINCIPAL AMOUNT

                                DERMISONICS, INC.

                8.0% CONVERTIBLE DEBENTURE DUE  NOVEMBER 4, 2005

     THIS DEBENTURE is issued by DERMISONICS, INC., a corporation duly organized and existing under the laws of the State of Nevada (the "Company"), and is designated as the Company's 8.0% Convertible Debenture Due November 4, 2005, in an aggregate principal amount equal to Twenty-five Thousand U.S. Dollars (U.S. $25,000) (the "Debenture").

     FOR VALUE RECEIVED, the Company promises to pay to VICTOR FEIN, 3000 Bronx Park East, Bronx, New York 10467, the initial holder hereof, or its order (including successors-in-interest, the "Holder"), the principal sum of Twenty-five Thousand U.S. Dollars (U.S. $25,000) on a date one year from the execution date hereof, being November 4, 2005 (the "Maturity Date") and to pay interest on the principal sum outstanding under this Debenture (the "Outstanding Principal Amount"), at the rate of 8.0% per annum.

     All principal and interest shall be due on the Maturity Date. Interest shall accrue daily commencing on the date hereof and shall continue until payment in full of all amounts due under this Debenture. The interest so payable will be paid to the person in whose name this Debenture is registered on the records of the Company regarding registration and transfers of the Debenture (the "Debenture Register"). The Maturity Date may be extended at the discretion of the Holder on a month-to-month basis for up to one year by written instrument executed by Holder. Approval of any extension by Holder does not oblige Holder to approve any further extension.

     The principal of, interest on, and default payments (referred to below) in respect of this Debenture are payable in such coin or currency of the United States as of the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder hereof from time to time.

     This Debenture is subject to the following additional provisions:

     1.     DENOMINATION.  The  Debentures  are  exchangeable  for  an  equal
            ------------
aggregate principal amount of Debentures of different denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration or transfer or exchange.

     2.     TRANSFERS.  This  Debenture  may  be transferred or exchanged in the
            ---------
United States only in compliance with the Securities Act of 1933, as amended (the "Act") and applicable state securities laws, or applicable exemptions therefrom. Prior to due presentment for transfer of this Debenture, the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided, whether or not this Debenture is overdue.

     3.     DEFINITIONS.  For  purposes  hereof  the following definitions shall
            -----------
apply:

          "Change  in  Control Transaction" shall mean the occurrence of (x) any
          ---------------------------------
consolidation or merger of the Company with or into any other corporation or other entity or person (whether or not the Company is the surviving corporation), or any other corporate reorganization or transaction or series of related transactions in which in excess of 50% of the Company's voting power is transferred through a merger, consolidation, tender offer or similar transaction, or (y) any person (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), together with its affiliates and associates (as such terms are defined in Rule 405 under the Act), beneficially owns or is deemed to beneficially own (as described in Rule 13d-3 under the Exchange Act without regard to the 60-day exercise period) in excess of 50% of the Company's voting power.

          "Closing  Date"  shall  mean  the  date  of  original issuance of this
          ---------------
Debenture.

          "Common  Stock"  shall  mean  the  common  stock  of  the  Company.
          ---------------

          "Conversion  Notice" shall have the meaning set forth in Section 4(d).
          --------------------

          "Conversion  Price"  shall have the meaning set forth in Section 4(b).
          -------------------

          "Holder  Conversion  Date" shall have the meaning set forth in Section
          --------------------------
5(c).

          "Trading  Day" shall mean a day on which the Common Stock is traded on
          --------------
the principal exchange on which the Common Stock has been listed (or any similar organization or agency succeeding such market or exchange's functions of reporting prices).

     4.     CONVERSION  AT  THE  OPTION  OF  THE  HOLDER.  The  Holder  of  this
            --------------------------------------------
Debenture  shall  have  the  following  conversion  rights.

          (a)     Holder's  Right  to  Convert.  At  any  time  subsequent  to
                  ----------------------------
issuance, the Outstanding Principal Amount (plus accrued but unpaid interest and default payments) under this Debenture shall be convertible in whole or in part, at the option of the Holder hereof, into fully paid, validly issued, and nonassessable shares of Common Stock. If this Debenture is converted in part, the remaining portion of this Debenture not so converted shall remain entitled to be repaid and to the conversion rights provided herein.

          (b)     Conversion Price for Holder Converted Shares.  The Outstanding
                  --------------------------------------------
Principal Amount (plus accrued but unpaid interest and default payments) of this Debenture that is converted into shares of Common Stock at the option of the Holder shall be convertible into fully paid and non-assessable shares of Common Stock of the Company, at a conversion price equal to the lesser of (i) $.90 per share (as adjusted for any stock splits, stock dividends and similar events) (the "Conversion Price"), or (ii) the number of shares of Common Stock equal to 60% of the five-day average closing price of the Common Stock once the Common Stock has exceeded an average daily trading volume of 100,000 shares for a period of 10 consecutive trading days (the "Reset Conversion Price").

          (c)     Mechanics  of  Conversion.  In order to convert this Debenture
                  -------------------------
(in whole or in part) into full shares of Common Stock, the Holder (i) shall give written notice in the form of Exhibit "1" hereto (the "Conversion Notice") by facsimile to the Company at such office that the Holder elects to convert the principal amount (plus accrued but unpaid interest and default payments) specified therein, which such notice and election shall be revocable by the Holder at any time prior to its receipt of the Common Stock upon conversion, and
(ii) as soon as practicable after such notice, shall surrender this Debenture, duly endorsed, by either overnight courier or two-day courier, to the principal office of the Company; provided, however, that the Company shall not be
                           --------   -------
obligated to issue certificates evidencing the shares of the Common Stock issuable upon such conversion unless either the Debenture evidencing the principal amount is delivered to the Company as provided above, or the Holder notifies the Company that such Debenture(s) have been lost, stolen or destroyed and promptly executes an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such lost, stolen or destroyed Debentures. If a Holder is converting less than the maximum number of shares it may convert under its Debenture, the Company shall reissue the Debenture with the appropriate remaining principal amount as soon as practicable after the Company shall have received the Holder's surrendered Debenture.

               The Company shall issue and deliver within one business day of the delivery to the Company of such Conversion Notice, to such Holder of Debenture(s) at the address of the Holder, or to its designee, a certificate or certificates for the number of shares of Common Stock to which the Holder shall be entitled as aforesaid, together with a calculation of the Conversion Price and a Debenture or Debentures for the principal amount of Debentures not submitted for conversion. The date on which the Conversion Notice is given (the "Holder Conversion Date") shall be deemed to be the date the Company received by facsimile the Conversion Notice, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

               In lieu of delivering physical certificates representing the Common Shares issuable upon conversion of Debentures, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the holder, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Common Shares issuable upon conversion or exercise to the Holder, by crediting the account of Holder's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system. The time periods for delivery described above shall apply to the electronic transmittals through the DWAC system. The parties agree to coordinate with DTC to accomplish this objective. The conversions pursuant to Sections 5 and 6 shall be deemed to have been made immediately prior to the close of business on the Holder Conversion Date. The person or persons entitled to receive the Common Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Shares at the close of business on the Holder Conversion Date.

          (d)     Limitations on Right to Convert.  In no event shall the Holder
                  -------------------------------
be permitted to convert principal of this Debenture in excess of that amount upon the Conversion of which:

               (i) the number of Conversion Shares to be issued pursuant to such Conversion, when added to the number of shares of Common Stock issued pursuant to all prior Conversions of the Debenture, would exceed 19.99% of the number of shares of Common Stock outstanding on the Closing Date (subject to equitable adjustment from time to time for the events described in Section 5 below) (the "Cap Amount"), except that such limitation shall not apply in the
               -----------
event that the Company obtains the approval of the holders of a majority of the Company's outstanding Common Stock ("Stockholder Approval") for the issuance of
                                      --------------------
Common Stock in excess of the Cap Amount. In the event that, as a result of an adjustment or reset to the Conversion Price, the number of shares of Common Stock issuable upon conversion of the entire principal amount of this Debenture outstanding on the effective date of such adjustment or reset exceeds the Cap Amount (without regard to any other limitations on such Conversion that may be imposed by the terms of this Debenture), the Holder shall have the right, upon delivery of written notice to the Company at any time on or after the effective date of such adjustment or reset, to require the Company to redeem the amount of principal of this Debenture that the Holder would be unable to convert as a result of the limitation imposed hereby at a redemption price equal to the amount of such principal plus all unpaid interest
                                                        ----
and other amounts accrued on this Debenture. Such redemption shall be effected on or before the fifth Business Day following receipt by the Company of such written notice by delivery of immediately available funds in the amount of such redemption price to the Holder. In the event of a sale of other transfer of all or any portion of this Debenture to a third party, such party shall be allocated a pro rata share of the Cap Amount and shall be deemed to assume the rights and obligations provided by the terms of this Section 4(e)(i); or

               (ii) (x) the number of Conversion Shares to be issued pursuant to such Conversion plus (y) the number of shares of Common Stock
                                ----
beneficially  owned  by  the Holder (other than Common Stock which may be deemed beneficially owned except for being subject to a limitation on conversion or exercise analogous to the limitation contained in this subsection (e)(ii)) would exceed 9.99% of the number of shares of Common Stock then issued and outstanding, it being the intent of the Corporation and the Holder that the Holder not be deemed at any time to have the power to vote or dispose of greater than 9.99% of the number of shares of Common Stock issued and outstanding at any time. Nothing contained herein shall be deemed to restrict the right of the Holder to convert such excess principal amount at such time as such Conversion will not violate the provisions of this subsection (e)(ii). As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder. To the extent that the limitation contained in this subsection (e)(ii) applies, the Company may rely on the Holder's determination of whether principal of this Debenture is convertible pursuant to the terms hereof, the Company having no obligation whatsoever to verify or confirm the accuracy of such determination, and the submission of a Conversion Notice by the Holder shall be deemed to be the Holder's representation that the principal amount specified therein is convertible pursuant to the terms hereof. The holders of Common Stock are to be deemed third-party beneficiaries of the limitation imposed hereby and, accordingly, this subsection may not be amended without the consent of the holders of a majority of the shares of Common Stock then outstanding; provided,
                                                                       --------
however,  that  the  Holder  shall  have  the  right, upon written notice to the
-------
Company,  to  waive  the provisions of this subsection (e)(ii) in the event that
(a) a Change of Control Transaction is announced or effected or (b) a Liquidation Event (as defined below) occurs.

     5.     CONVERSION  UPON  MATURITY.
            --------------------------

          (a) At the Maturity Date, the Outstanding Principal Amount of, and all accrued and unpaid interest on, and default payments and all other amounts owing under, all Debentures outstanding at such time shall be paid in full in cash without notice unless the Holder has elected to convert to Common Stock of the Company in accordance with the terms of the Debentures.

          (b) In the event of conversion to Common Stock, the Company shall issue and deliver within 10 business days after delivery to the Company of this Debenture, or after receipt of the agreement and indemnification described in
Section 4(d) above, to the Holder of the Debenture at the address of the Holder, or to its designee, a certificate or certificates for the number of shares of Common Stock to which the Holder shall be entitled hereunder, together with a calculation of the Conversion Price. The person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Maturity Date.

     6.     COMPANY'S  RIGHT  OF  REDEMPTION.  Notwithstanding  anything  to the
            --------------------------------
contrary in this Agreement, the Company shall have the right to redeem this Debenture at any time during the period after the Common Stock has exceeded an average daily trading volume of 100,000 shares for a period of 10 consecutive trading days until the Maturity Date, in whole or in part, on 15 business days' notice to the Holder, subject to the Holder's conversion rights being exercised prior to the redemption date set forth in the redemption notice to the Holder.

     7.     STOCK  SPLITS;  DIVIDENDS;  ADJUSTMENTS;  REORGANIZATIONS.
            ---------------------------------------------------------

          (a) If the Company, at any time while the Debentures are outstanding, (i) shall pay a stock dividend or otherwise make a distribution or distributions on any equity securities (including investments or securities convertible into or exchangeable for such equity securities) in shares of Common Stock, (ii) issue any securities payable in shares of Common Stock, (iii) subdivide the outstanding shares of Common Stock into a larger number of shares,
(iv) combine outstanding shares of Common Stock into a smaller number of shares, the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 8(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of an issuance, a subdivision or a combination.

          (b) (1) In the event that at any time or from time to time after the Closing Date, the Common Stock issuable upon the conversion of the Debentures is changed into the same or a different number of shares of any class or classes of stock, whether by merger, consolidation, recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or reorganization provided for elsewhere in this Section 7), then and as a condition to each such event provision shall be made in a manner reasonably acceptable to the Holders of Debentures so that each Holder of Debentures shall have the right thereafter to convert such Debenture into the kind of stock receivable upon such recapitalization, reclassification or other change by holders of shares of Common Stock, all subject to further adjustment as provided herein. In such event, the formulae set forth herein for conversion and redemption shall be equitably adjusted to reflect such change in number of shares or, if shares of a new class of stock are issued, to reflect the market price of the class or classes of stock issued in connection with the above described transaction.

               (2) If at any time or from time to time after the Closing Date there is a capital reorganization of the Common Stock, including by way of a sale of all or substantially all of the assets of the Company (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 7), then, as a part of and a condition to such reorganization, provision shall be made in a manner reasonably acceptable to the Holders of the Debentures so that the Holders of the Debentures shall thereafter be entitled to receive upon conversion of the Debentures the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization.

          (c) Whenever any element of the Conversion Price is adjusted pursuant to Section 7(a) or (b), the Company shall promptly mail to each Holder of the Debentures, a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

          (d) In the event of any setting by the Company of a record date of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any security or right convertible or exchangeable into or entitling the holder thereof to receive additional shares of Common Stock, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall deliver to each Holder of Debentures at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, security or right and the amount and character of such dividend, distribution, security or right.

     8.     RESERVATION OF SHARES; FRACTIONAL SHARES.  The Company hereby agrees
            ----------------------------------------
that at all times there shall be reserved for issuance and/or delivery upon conversion of this Debenture and issuance of Common Stock such number of shares of its Common Stock (to the extent determinable) as shall be required for issuance and delivery upon conversion of this Debenture and issuance of Common Stock. No fractional shares of

Common Stock or scrip representing fractional shares of Common Stock shall be issuable hereunder. The number of shares of Common Stock that are issuable upon any conversion shall be rounded up to the nearest whole share.

     9.     NO  REISSUANCE  OF  THE  DEBENTURE.  No  Debentures  acquired by the
            ----------------------------------
Company by reason of redemption, purchase, exchange or otherwise shall be reissued, and all such Debentures shall be retired.

     10.     WAIVERS  OF  DEMAND,  ETC.  The  Company  hereby  expressly  and
             -------------------------
irrevocably waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and will be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

     11.     REPLACEMENT  DEBENTURE.  In  the event that any Holder notifies the
             ----------------------
Company that its Debenture(s) have been lost, stolen or destroyed, replacement Debenture(s) identical in all respects to the original Debenture(s) (except for registration number and Outstanding Principal Amount, if different than that shown on the original Debenture(s)), shall be issued to the Holder, provided that the Holder executes and delivers to the Company an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such Debenture.

     12.     PAYMENT  OF  EXPENSES;  ISSUE TAXES.  The Company agrees to pay all
             -----------------------------------
debts and expenses, including attorneys' fees, which may be incurred by the Holder in enforcing the provisions of this Debenture and/or collecting any amount due under this Debenture or the Purchase Agreement. The Company shall pay any and all issue and other taxes (excluding any income, franchise or similar taxes) that maybe payable in respect of any issue or delivery of shares of Common Stock on conversion of any Debenture pursuant hereto.

     13.     DEFAULTS/LIQUIDATED  DAMAGES.
             ----------------------------

          (a) If one or more of the following described "Events of Default" shall occur:

               (i) (A) The Company shall default in the payment of principal, interest and all other amounts due on this Debenture, or
          (B) The Company shall have breached or be in breach of any representation, warranty, covenant or agreement made by the Company in the Purchase Agreement; or

               (ii) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within 30 days after such appointment; or

               (iii) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within 30 days thereafter; or

               (iv) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings, or relief under any bankruptcy law or any law for the relief of debt shall be instituted by or against the Company and, if instituted against the Company shall not be dismissed within 30 days after such institution, or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit to any material allegations of, or default in answering a petition filed in any such proceeding then,  or  at  any time thereafter, and in each and every such case, unless such
----
Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider the Debenture immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law. In such event, the Debenture shall be redeemed at a redemption price per Debenture equal to 120% of the Outstanding Principal Amount of the Debenture, plus accrued but unpaid interest and default payments on the Debenture at an interest rate of 13% as a default interest rate.

     14.     REGISTRATION  RIGHTS.
             --------------------

          (a) As used in this Debenture, the following terms shall have the following meanings:

               (i)     "Business  Day"  shall mean a day, Monday through Friday,
                        -------------
          on  which banks are generally open for business in New York, New York.

               (ii)     "Person" shall mean any person, individual, corporation,
                         ------
          limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

               (iii)     The  terms  "register," "registered" and "registration"
                                      --------    ----------       ------------
          refer to the registration effected by preparing and filing with the Securities and Exchange Commission (the "SEC") a registration statement in compliance with the Act, and the declaration or ordering by the SEC of the effectiveness of such registration statement.

               (iv)     "Registrable  Securities"  shall  mean  The  term
                         -----------------------
          "Registrable Securities" shall mean: (A) the Common Stock issued or issuable upon conversion of Holder's Debenture; and (B) Common Stock or other securities of the Company issued (or issuable upon the conversion) as a dividend or other distribution with respect to Common Stock; excluding in all cases, however, any Registrable Securities sold to the public pursuant to a registration under the Act or an applicable exemption therefrom.

               (v)     "Registration  Expenses" shall mean all expenses incurred
                        ----------------------
          by the Company in complying with Section 14(b) hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to, or required by, any such registration (but excluding the aggregate fees of legal counsel for all Holders).

          (b) The Company shall not later than 180 days after the date hereof (the "Filing Date"), (i) use its reasonable best efforts to file with the SEC a registration statement (the "Registration Statement") with respect to the resale of the Registrable Securities and use its reasonable best efforts to have such Registration Statement declared effective by the SEC within 240 days from the date hereof and (ii) cause such Registration Statement to remain effective for the Registration Period (as hereafter defined).

          (c) All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 14(b) shall be borne by the Company.

          (d) In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Debenture, the Company shall, upon reasonable request, inform Holder as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

               (i) use its reasonable best efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Holders reasonably request the Company to obtain, continuously effective as to all Registrable Securities until the earlier of: (i) the Holder having completed the distribution of the Registrable Securities described in the Registration Statement relating thereto; or (ii) with respect to any Holder, such time as all Registrable Securities then held by such Holder may be sold in compliance with Rule 144 under the Act within any three-month period. The period of time during which the Company is required hereunder to keep the Registration Statement effective is referred to herein as "the Registration Period";

               (ii)     advise  the  Holder:

                    (A) when the Registration Statement or any amendment thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective;

                    (B) of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

                    (C) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

                    (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                    (E) of the happening of any event that requires the making of any changes in the Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading;

               (iii) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

               (iv) furnish to Holder, without charge, at least one copy of such Registration Statement and any post-effective amendment or supplement thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (excluding those incorporated by reference) in the form filed with the SEC;

               (v) during the Registration Period, deliver to Holder, without charge, a reasonable number of copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as Holder may reasonably request; and the Company consents to the use, consistent with the provisions hereof, of the prospectus and any amendment or supplement thereto by the Holder in connection with the offering and sale of the Registrable Securities covered by the prospectus and any amendment or supplement thereto;

               (vi) during the Registration Period, deliver to Holder, upon request, (A) a copy of the full Registration Statement (excluding exhibits); (B) all exhibits excluded by the parenthetical to the immediately preceding clause (A); and (C) such other documents as may be reasonably requested by the Holder;

               (vii) prior to any public offering of Registrable Securities pursuant to the Registration Statement, register or qualify or obtain an exemption for the offer and sale under the securities or blue sky laws of such jurisdictions as Holder reasonably requests in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by the Registration Statement;

               (viii) cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Registration Statement, free of any restrictive legends to the extent not required at such time as determined by the Company after consultation with legal counsel and in such denominations and registered in such names as Holder may request;

               (ix) upon the occurrence of any event contemplated by Section 14(d)(ii)(E) above, the Company shall promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

               (x) use its reasonable best efforts to comply in all material respects with all applicable rules and regulations of the SEC, and make generally available to the Holder not later than 45 days (or 90 days if the fiscal quarter is the fourth fiscal quarter) after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement satisfying the provisions of Section 11(a) of the Act.

          (e)     [RESERVED].

          (f) (i) To the extent permitted by law, the Company shall indemnify each Holder, each underwriter of the Registrable Securities and each person controlling such Holder and each such underwriter within the meaning of
Section 15 of the Act, with respect to which any registration, qualification or compliance has been sought pursuant to this Debenture, against all claims, losses, expenses, costs, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 14(f)(iii) below), arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, or (ii) any violation or alleged violation by the Company of the Act, the Exchange Act, or any rule or regulation promulgated under the Act or the Exchange Act, and shall reimburse each Holder, each underwriter of the Registrable Securities and each person controlling such Holder and each such underwriter, for reasonable legal and other expenses, in connection with investigating or defending any such claim, loss, damage, liability or action as and when incurred; provided that the Company shall not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder or underwriter and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement becomes effective or in the amended prospectus filed with the SEC pursuant to Rule 424(b) of the

Act or in the prospectus subject to completion under Rule 434 of the Act, which together meet the requirements of Section 10(a) of the Act (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any such Holder, any such underwriter or any such controlling person, if a copy of the Final Prospectus furnished by the Company to the Holder for delivery was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Act and the Final Prospectus would have cured the defect giving rise to such loss, liability, claim or damage. Notwithstanding any provision herein to the contrary, the Company shall reimburse each Holder, upon such Holder's demand, for all reasonably necessary expenses and costs which are incurred, as and when incurred, by such Holder as a result of the indemnification claims described in this Section 14(f)(i). Such demand may be made from time to time prior to resolution of the claim.

               (ii) Holder will severally, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter of the Registrable Securities and each person who controls the Company and each underwriter of the Registrable Securities within the meaning of Section 15 of the Act, against all claims, losses, expenses, costs, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 14(f)(iii) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, each underwriter of the Registrable Securities and each person controlling the Company and each underwriter of the Registrable Securities for reasonable legal and any other expenses or costs reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the indemnity shall not apply to the extent that such claim, loss, damage or liability results from the fact that a current copy of the prospectus or offering circular was not made available to the Holder and such current copy of the prospectus or offering circular would have cured the defect giving rise to such loss, claim, expense, costs, damage or liability. Notwithstanding the foregoing, in no event shall a Holder be liable for any such claims, losses, expenses, costs, damages or liabilities in excess of the proceeds received by such Holder in that offering, except in the event of fraud by such Holder.

               (iii)     Each  party  entitled  to  indemnification  under  this
          Section 14(f) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense with its own counsel at such Indemnified Party's expense unless the named parties to any proceeding covered hereby (including any impleaded parties) include both the Company or any others the Company may designate and one or more Indemnified Persons, and representation of the Indemnified Persons and such other parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Debenture, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld).

               (iv) If the indemnification provided for in this Section 14(f) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, cost or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, cost or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage, cost or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the

          Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied or which should have been supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (g) With a view to making available to the Holder the benefits of certain rules and regulations of the SEC which at any time permit the sale of the Registrable Securities to the public without registration, the Company shall use its reasonable best efforts:

               (i) to make and keep public information available, as those terms are understood and defined in Rule 144 under the Act, at all times;

               (ii) to file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

               (iii) so long as a Holder owns any Registrable Securities, to furnish to such Holder upon any reasonable request a written statement by the Company as to its compliance with Rule 144 under the Act, and of the Exchange Act, and a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

     15.     SAVINGS CLAUSE.  In case any provision of this Debenture is held by
             --------------
a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Debenture will not in any way be affected or impaired thereby, and such provision shall remain effective in all other jurisdictions.

     16.     ENTIRE AGREEMENT.  This Debenture and the agreements referred to in
             ----------------
this Debenture constitute the full and entire understanding and agreement between the Company and the Holder with respect to the subject hereof. Neither this Debenture nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

     17.     ASSIGNMENT,  ETC.  The  Holder  (but  not  the Company) may without
             -----------------
notice, transfer or assign this Debenture or any interest herein and may mortgage, encumber or transfer any of its rights or interest in and to this Debenture or any part hereof and, without limitation, each assignee, transferee and mortgagee (which may include any affiliate of the Holder) shall have the right to transfer or assign its interest. Each such assignee, transferee and mortgagee shall have all of the rights of the Holder under this Debenture. The Company agrees that, subject to compliance with the Purchase Agreement, after receipt by the Company of written notice of assignment from the Holder or from the Holder's assignee, all principal, interest and other amounts which are then and thereafter become due under this Debenture shall be paid to such assignee at the place of payment designated in such notice. This Debenture shall be binding upon the Company and its successors and affiliates and shall inure to the benefit of the Holder and its successors and assigns.

     18.     NO  WAIVER.  No  failure on the part of the Holder to exercise, and
             ----------
no delay in exercising any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Holder of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy or power hereby granted to the Holder or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Holder from time to time.

     19.     NOTICES.  The Company shall distribute to the Holders of Debentures
             -------
copies of all notices, materials, annual and quarterly reports, proxy statements, information statements and any other documents distributed generally to the holders of shares of Common Stock of the Company, at such times and by such method as such documents are distributed to such holders of such Common Stock, but shall not directly or indirectly provide material non-public information to the Holder without such Holder's prior written consent.

     20.     MISCELLANEOUS.  Unless  otherwise  provided  herein,  any notice or
             -------------
other communication to a party hereunder shall be sufficiently given if in writing and personally delivered, facsimiled or mailed to said party by certified mail, return receipt requested, at its address set forth herein or such other address as either may designate for itself in such notice to the other and communications shall be deemed to have been received when delivered personally or, if sent by mail or facsimile, then when actually received by the party to whom it is addressed. Whenever the sense of this Debenture requires, words in the singular shall be deemed to include the plural and words in the plural shall be deemed to include the singular. Section headings are for convenience only and shall not affect the meaning of this document.

     21.     GOVERNING  LAW;  CONSENT  TO JURISDICTION.  This Debenture shall be
             -----------------------------------------
governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts to be executed and performed entirely within such state. The Company (i) hereby irrevocably submits to the exclusive jurisdiction of the state and federal court located in New York, New York for the purposes of any suit, action or proceeding arising out of or related to this Debenture and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Company consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party as provided herein and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this section shall affect or limit any right to serve process in any other manner permitted by law.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.


                                       DERMISONICS,  INC.



                                       By:  ------------------------------------
                                            Bruce  H.  Haglund,  Chairman


                                       Dated:
                                              ----------------------------------

                                   EXHIBIT "1"
            (Executed by Registered Holder to Convert the Debenture)

                                CONVERSION NOTICE

                                       FOR

                 8.0% CONVERTIBLE DEBENTURE DUE NOVEMBER 4, 2005

     The undersigned, as Holder of the 8.0% Convertible Debenture Due November 4, 2005 of DERMISONICS, INC. (the "Company"), in the outstanding principal amount of U.S. $25,000 (the "Debenture"), hereby irrevocably elects to convert that portion of the outstanding principal amount of the Debenture shown on the next page into shares of Common Stock, $.01 par value per share (the "Common Stock"), of the Company according to the conditions of the Debenture, as of the date written below. The undersigned hereby requests that share certificates for the Common Stock to be issued to the undersigned pursuant to this Conversion
Notice be issued in the name of, and delivered to, the undersigned or its designee as indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

Conversion Information:      Name of Holder:
                                              ----------------------------------
                                              (Print  Name)


                             By:
                                  ----------------------------------------------
                                  (Signature)


                                  ----------------------------------------------
                                  (Title, if applicable)


                             Address of Holder:

                             ---------------------------------------------------


                             ---------------------------------------------------


                             Issue Common Stock to:
                                                     ---------------------------

                             At:
                                  ----------------------------------------------


                                  ----------------------------------------------

                             Electronically transmit and credit Common Stock to:

                             ---------------------------------------------------

                             At:
                                  ----------------------------------------------


                                  ----------------------------------------------

                             Date of Conversion:
                                                  ------------------------------

                             Applicable Conversion Price:
                                                           ---------------------


                THE COMPUTATION OF THE NUMBER OF COMMON SHARES TO
                 BE RECEIVED IS SET FORTH ON THE FOLLOWING PAGE.

                         COMPUTATION OF NUMBER OF COMMON SHARES TO BE RECEIVED:


A.  Outstanding Principal Amount converted:                                           $
                                                                                       -----------------
B.  Accrued, unpaid interest on Outstanding Principal Amount converted:               $
                                                                                       -----------------
C.  Default payments due Holder:                                                      $
                                                                                       -----------------

                                                                                    ----------------------

TOTAL DOLLAR AMOUNT CONVERTED (TOTAL OF A + B + C)                                    $
                                                                                       -----------------

                                                                                    ======================


CONVERSION PRICE:
                                                                                      $

Number of Shares of Common Stock   =    Total dollar amount converted       =         $
                                        -----------------------------                 ------------------
                                        Conversion Price                              $

NUMBER OF SHARES OF COMMON STOCK   =
                                        ---------------


If the conversion is not being settled by DTC, please issue and deliver _____ certificate(s) for shares of Common Stock in the following amount(s):


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Please issue and deliver _____ new Debenture(s) in the following amounts:


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                                       21